UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

The Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51018	23-3016517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

409 Silverside Road
Wilmington, DE 19809
(Address of principal executive offices, including zip code)

302-385-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 15, 2014, the Bancorp, Inc. notified one of its third party providers that it would not renew its prepaid card issuance relationship with that company at the end of its current term, November 19, 2014.  In 2013, revenues from that company amounted to approximately 1.7% of revenues and average annual related deposits generated through the relationship amounted to 2.1% of deposits. Over time, Bancorp expects to replace such revenues from other sources and believes that it has sufficient other liquidity sources to offset the impact on its deposit base.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bancorp, Inc.

Date: April 18, 2014	By:	/S/ PAUL FRENKIEL
Paul Frenkiel
Chief Financial Officer and Secretary